EXHIBIT 10.14



                         COMPUTER SCIENCES CORPORATION
                       SENIOR MANAGEMENT AND KEY EMPLOYEE
                               SEVERANCE AGREEMENT



     This SENIOR MANAGEMENT AND KEY EMPLOYEE SEVERANCE AGREEMENT (this "Agreement"), dated as of February 2, 1998 is made and entered into by and. between Computer Sciences Corporation, a Nevada corporation (the "Company"), and Van B. Honeycutt (the "Executive").

                                R E C I T A L S
                                - - - - - - - -

     This Agreement is being entered into in accordance with the Severance Plan attached hereto as Annex 1 (the "Plan") in order to set forth the specific severance compensation which the Company agrees that it will pay to the Executive if the Executive employment with the Company terminates under certain circumstances described in the Plan.

                               A G R E E M E N T
                               - - - - - - - - -

     NOW, THEREFORE, in consideration of the continued service of the Executive as an employee of the Company, the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1.  Agreement to Provide Plan Benefits.
         ----------------------------------
The Plan (as it may hereafter be amended or modified in accordance with the terms thereof) is hereby incorporated into this Agreement in full and made a part hereof as though set forth in full in this Agreement. The Executive is hereby designated a member of Groups A and C under the Plan and shall be entitled to all of the rights and benefits applicable to employees of the Company in such Groups under the Plan. The Company agrees to be bound by the Plan and to provide to the Executive all of the benefits provided to employees of the Company who are members of Groups A and C under the Plan subject to the terms and conditions of the Plan. Terms not otherwise defined in this Agreement shall have the meanings set forth in the Plan. For purposes of this Agreement, Good Reason for the Executive's termination of employment with the Company under Section 2(e)(i) of the Plan shall be deemed to include, without limitation, a change in the reporting structure so that the Executive reports to some person or entity other than the Board of Directors of the Company or is subject to the direct or indirect authority or control of a person or entity other than the Board.

     2.  Heirs and Successors.
         --------------------
          (a)  Successors of the Company.
               -------------------------
The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Failure of the Company to obtain such agreement prior to the effectiveness of any such succession transaction shall be a breach of this Agreement and shall entitle the Executive to terminate his or her employment with the Company within six months thereafter for Good Reason and to receive the benefits provided under the Plan in the event of termination for Good Reason following a Change of Control. As used in this Agreement, "Company" shall mean the Company as defined above and any successor or assign to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 2 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

          (b)  Heirs of the Executive.
               ----------------------
This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees. If the Executive should die after the conditions to payment of benefits set forth in Section 5 of the Plan have been met and any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's beneficiary, successor, devisee, legatee or other designee or, if there be no such designee, to the Executive's estate. Until a contrary designation is made to the Company, the Executive hereby designates as his beneficiary under this Agreement the person whose name appears below his signature on page 3 of this Agreement.

     3.  Notice.
         ------
For purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows: if to the Company -- Computer Sciences Corporation, 2100 East Grand Avenue, El Segundo, California 90245
Attention: Vice President, General Counsel and Secretary; and if to the Designated Employee at the address specified at the end of this Agreement. Notice may also be given at such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     4.  Miscellaneous.
         -------------
No provisions of this Agreement or the Plan may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Designated Employee and the Company, except as provided in Section 9(a) of the Plan. No waiver by any party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

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


     5.  Validity.
         --------
The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     6.  Counterparts.
         ------------
This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     7.  Gender.
         ------
In this Agreement (unless the context requires otherwise), use of' any masculine term shall include the feminine.

     8.  Rescission.
         ----------
The Company agrees that this Agreement and the right to receive payments pursuant to the Plan and this Agreement may be rescinded at any time by the Executive giving written notice to such effect to the Company in accordance with Section 3 above.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPUTER SCIENCES
CORPORATION                                 EXECUTIVE


By: /s/Leon J. Level                        /s/Van B. Honeycutt
    ______________________                  ___________________________
                                                    (Signature)

                                            Van B. Honeycutt
                                            ___________________________
                                                       (Name)

                                            ___________________________

                                            ___________________________
                                                (Address for Notice)

                                            ___________________________
                                              (Designated Beneficiary)

                                            ___________________________

                                            ___________________________
                                             (Address for Beneficiary)


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